UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2010

EDISON MISSION ENERGY

(Exact name of registrant as specified in its charter)

DELAWARE	333-68630	95-4031807
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

18101 Von Karman Avenue, Suite 1700

Irvine, California  92612

(Address of principal executive offices, including zip code)

949-752-5588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibit include forward-looking statements. Edison Mission Energy has based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside Edison Mission Energy’s control. Edison Mission Energy has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise. This current report should be read with Edison Mission Energy’s Annual Report on Form 10-K for the year ended December 31, 2009.

Item 8.01  Other Events.

Midwest Generation New Source Review (“NSR”) Lawsuit Decision

Since August 2009, Midwest Generation, LLC (“Midwest Generation”), an indirect subsidiary of Edison Mission Energy, has been defending an action brought in the U.S. District Court for the Northern District of Illinois by the State of Illinois and the Department of Justice.  The suit alleged violations of the Clean Air Act (“CAA”) and related regulations.  Among the allegations were ten counts alleging that Midwest Generation violated the CAA’s Prevention of Significant Deterioration (“PSD”) provisions by operating six power plants that a prior owner had modified without obtaining PSD permits.  In a memorandum opinion and order dated March 9, 2010, and released March 11, 2010, the Court (Judge John W. Darrah) dismissed nine of the ten PSD counts, holding that, as a subsequent owner, Midwest Generation could not be held liable under the PSD provisions for modifications allegedly made by the prior owner.  The Court also dismissed the tenth count to the extent it sought civil penalties under the CAA, as barred by the applicable statute of limitations.

The motion did not address and the decision does not dismiss (i) other counts in the complaint that allege violations of opacity and particulate matter limitations under the Illinois State Implementation Plan and Title V of the CAA or (ii) the complaint in intervention filed by five citizens groups, which also alleges opacity and particulate matter violations. A copy of the Order and Opinion is attached hereto as Exhibit 99.1.

Item 9.01                               Financial Statements and Exhibits

(d)           Exhibits

See the Exhibit Index below.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edison Mission Energy

(Registrant)

Date:	March 12, 2010	/s/ John P. Finneran, Jr.
JOHN P. FINNERAN, JR. Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Order and Opinion of the Northern District Court of Illinois re: USA v. Midwest Generation dated March 9, 2010